UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2007
Date of Report (Date of earliest event reported)

NU-MEX URANIUM CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52660	20-1769847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Plaza Paseo, 110 - 4801 Lang Ave. NE Albuquerque, New Mexico, United States	87109
(Address of principal executive offices)	(Zip Code)

(505) 842-5537
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01        Entry into a Material Definitive Agreement.

Effective October 5, 2007, the Board of Directors of Nu-Mex Uranium Corp. (the "Company") approved the Company's entry into an Option and Joint Venture Agreement dated October 5, 2007 (the "Agreement") with Strathmore Resources (US) Inc. ("Strathmore") with respect to Strathmore's Dalton Pass Property (the "Property"). The Property consists of certain federal lode mining claims located between the Church Rock and Crownpoint uranium districts of the western Grants Mineral Belt in the State of New Mexico.

Pursuant to the terms of the Agreement, Strathmore has granted the Company the sole and exclusive right and option to acquire up to a 65% interest in the Property, in consideration of:

1.        the Company paying Strathmore $250,000 (which the Company did on July 16, 2007);

2.        the Company incurring a minimum of $16,750,000 in work commitment expenditures on the Property ("Expenditure Costs") and making additional payments of $1,000,000 in cash or stock to Strathmore in accordance with the following schedule:

  $1,000,000 in Expenditure Costs plus a $250,000 payment in cash or stock on or before October 5, 2008;

  a further $2,000,000 in Expenditure Costs plus a $250,000 payment in cash or stock on or before October 5, 2009;

  a further $2,750,000 in Expenditure Costs plus a $250,000 payment in cash or stock on or before October 5, 2010;

  a further $3,000,000 in Expenditure Costs plus a $250,000 payment in cash or stock on or before October 5, 2011;

  a further $4,000,000 in Expenditure Costs on or before October 5, 2012; and

  a further $4,000,000 in Expenditure Costs on or before October 5, 2013.

The Company will earn a 25% interest in the Property once the Company has completed its commitments (Expenditure Costs of $8,750,000 and cash/stock of $1,000,000) on or before October 5, 2011. The Company will earn an additional 40% interest in the Property once the Company has completed its additional commitments ($8,000,000 in work) on or before October 5, 2013. However, subject to the terms of the Agreement, Strathmore has the right to retain or earn back a 16% interest in the Property by paying $8,000,000 to the Company. Until the Company acquires its full 65% interest (or its 49% interest if Strathmore elects to retain or earn back a 16% interest), Strathmore will not be required to contribute to the costs of exploration or development of the Property. After the Company acquires its full 65% interest (or its 49% interest if Strathmore elects to retain or earn back a 16% interest), then each of the Company and Strathmore will contribute to the costs with respect to the Property in accordance with their proportionate ownership interest in the Property.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.
Exhibit	Description
10.1	Option and Joint Venture Agreement, dated October 5, 2007, as entered into between Nu-Mex Uranium Corp. and Strathmore Resources (US) Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU-MEX URANIUM CORP.
DATE: October 12, 2007.	s/s "D. Bruce Horton" _______________________ Name: D. Bruce Horton Title: President, Chief Executive Officer and a director

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